9

THIRTEENTH AMENDMENT TO

CONNECTICUT NATURAL GAS CORPORATION

UNION EMPLOYEE SAVINGS PLAN

(As Amended and Restated Effective as of January 1, 1989)

The Connecticut Natural Gas Corporation Union Employee Savings Plan (As Amended and Restated Effective as of January 1, 1989), as heretofore amended (the "Plan"), is hereby amended as follows effective immediately prior to the effective time of the consummation of the merger of CTG Resources, Inc. with and into Oak Merger Co. pursuant to the Agreement and Plan of Merger, dated as of June 29,1999, by and among CTG Resources, Inc., Energy East Corporation and Oak Merger Co.:

1. By deleting the last sentence of Section 9.03 of the Plan and inserting in lieu thereof the following:

"Notwithstanding the foregoing, effective as of the date of a Change of Control, as defined in Section 2.05A, each Participant who both is employed by CNG or any of its parent, subsidiaries or other affiliates (e.g., The Energy Network, Inc.) and is a Participant immediately prior to the effective time of the consummation of the merger of CTG Resources, Inc. with and into Oak Merger Co. pursuant to the Agreement and Plan of Merger, dated as of June 29, 1999, by and among CTG Resources, Inc., Energy East Corporation and Oak Merger Co., shall have a fully vested interest in his Company Matching Account without regard to the number of years of Continuous Service completed."

2. By deleting clause (b) of the first sentence o Section 10.05 of the Plan and inserting in lieu thereof the following:

"(b) each Participant as of the later of such dates who has at least three (3) Years of Service and whose vested percentage is or may be reduced by such amendment may elect to have his vested percentage determined under the prior vesting schedule."

2. Except as hereinabove modified and amended, the amended and restated Plan (as amended) shall remain in full force and effect.

IN WITNESS WHEREOF, the Connecticut Natural Gas Corporation executes this Thirteenth Amendment this 14th day of December, 1999.

ATTEST: CONNECTICUT NATURAL GAS CORPORATION

By Jean S. McCarthy                          &n bsp;            &nbs p;

Its Vice President - Human Resources             ;